UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                March 25, 2005


                           GS MORTGAGE SECURITIES CORP
          as Depositor under the Master Servicing and Trust Agreement, dated as of February 1, 2005, providing for the issuance of Mortgage Pass-
                      Through Certificates, Series 2005-2F
             (Exact name of registrant as specified in its charter)


           Delaware                333-120274-11             13-3387389
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

        85 Broad Street
     New York, New York                                         10004
(Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2005-2F Mortgage Pass-Through Certificates, Series 2005-2F pursuant to the terms of the Master Servicing and Trust Agreement, dated as of February 1,2005 among GS Mortgage Securities Corp., as depositor, JPMorgan Chase Bank, N.A., as Securities Administrator, Custodian, and Master Servicer, and Wachovia Bank, N.A., as trustee.

 On March 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on March 25, 2005 is filed as
               Exhibit 99.1 hereto.

GSR Mortgage Loan Trust 2005-2F
Mortgage Pass-Through Certificates, Series 2005-2F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely as Securities Administrator, Custodian, and Master Servicer under the Agreement referred to herein

                 By: /s/  Annette Marsula
                           --------------------------------------------
                          Annette Marsula
                          Vice President

Date: April 4, 2005

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         March 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on March 25, 2005


                      GSR Mortgage Loan Trust Series 2005-2F
                         Statement To Certificateholders
                                  March 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original      Beginning                                                                                    Ending
                Face        Principal                                                         Realized      Deferred     Principal
Class          Value        Balance            Principal          Interest          Total     Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1      13,167,000.00     13,167,000.00             0.00       60,348.75        60,348.75     0.00          0.00     13,167,000.00
IA2      69,774,000.00     69,774,000.00     1,837,643.38      290,725.00     2,128,368.38     0.00          0.00     67,936,356.62
IA3      23,258,000.00     23,258,000.00       612,547.79       56,013.02       668,560.81     0.00          0.00     22,645,452.21
IA5      12,456,000.00     12,456,000.00        33,041.25       57,090.00        90,131.25     0.00          0.00     12,422,958.75
IA6       7,209,000.00      7,209,000.00             0.00            0.00             0.00     0.00     33,041.25      7,242,041.25
IIA1    105,000,000.00    105,000,000.00       530,429.24      371,875.00       902,304.24     0.00          0.00    104,469,570.76
IIA3     45,860,000.00     45,860,000.00     3,671,671.11            0.00     3,671,671.11     0.00    229,300.00     42,417,628.89
IIIA1    13,172,000.00     13,172,000.00       735,563.44       31,173.73       766,737.17     0.00          0.00     12,436,436.56
AP        1,199,835.00      1,199,835.00        18,950.01            0.00        18,950.01     0.00          0.00      1,180,884.99
B1        5,431,000.00      5,431,000.00         4,725.28       26,577.00        31,302.28     0.00          0.00      5,426,274.72
B2        1,961,000.00      1,961,000.00         1,706.18        9,596.30        11,302.48     0.00          0.00      1,959,293.82
B3        1,207,000.00      1,207,000.00         1,050.16        5,906.54         6,956.70     0.00          0.00      1,205,949.84
B4          754,000.00        754,000.00           656.02        3,689.75         4,345.77     0.00          0.00        753,343.98
B5          603,000.00        603,000.00           524.64        2,950.83         3,475.47     0.00          0.00        602,475.36
B6          603,798.00        603,798.00           525.34        2,954.73         3,480.07     0.00          0.00        603,272.66
R1                0.00              0.00             0.00            0.06             0.06     0.00          0.00              0.00
R2                0.00              0.00             0.00            0.00             0.00     0.00          0.00              0.00
TOTALS  301,655,633.00    301,655,633.00     7,449,033.84      918,900.71     8,367,934.55     0.00    262,341.25    294,468,940.41
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA4     23,258,000.00    23,258,000.00        0.00         79,658.65      79,658.65         0.00            0.00    22,645,452.21
IIA2    30,625,000.00    30,625,000.00        0.00        153,125.00     153,125.00         0.00            0.00    30,470,291.47
IIIA2   13,172,000.00    13,172,000.00        0.00         56,639.60      56,639.60         0.00            0.00    12,436,436.56
AX         127,206.00       127,206.00        0.00            848.04         848.04         0.00            0.00       126,299.98
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Current
                         Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1     36242DXY4       1,000.00000000     0.00000000     4.58333333      4.58333333   1,000.00000000        IA1       5.500000 %
IA2     36242DXZ1       1,000.00000000    26.33707943     4.16666667     30.50374609     973.66292057        IA2       5.000000 %
IA3     36242DYA5       1,000.00000000    26.33707928     2.40833348     28.74541276     973.66292072        IA3       2.890000 %
IA5     36242DYC1       1,000.00000000     2.65263728     4.58333333      7.23597062     997.34736272        IA5       5.500000 %
IA6     36242DYD9       1,000.00000000     0.00000000     0.00000000      0.00000000   1,004.58333333        IA6       5.500000 %
IIA1    36242DYE7       1,000.00000000     5.05170705     3.54166667      8.59337371     994.94829295        IIA1      4.250000 %
IIA3    36242DYG2       1,000.00000000    80.06260597     0.00000000     80.06260597     924.93739403        IIA3      6.000000 %
IIIA1   36242DYH0       1,000.00000000    55.84295779     2.36666641     58.20962420     944.15704221        IIIA1     2.840000 %
AP      36242DYK3       1,000.00000000    15.79384665     0.00000000     15.79384665     984.20615335        AP        0.000000 %
B1      36242DYM9       1,000.00000000     0.87005708     4.89357393      5.76363101     999.12994292        B1        5.872289 %
B2      36242DYN7       1,000.00000000     0.87005609     4.89357471      5.76363080     999.12994391        B2        5.872289 %
B3      36242DYP2       1,000.00000000     0.87005800     4.89357084      5.76362883     999.12994200        B3        5.872289 %
B4      36242DYS6       1,000.00000000     0.87005305     4.89356764      5.76362069     999.12994695        B4        5.872289 %
B5      36242DYT4       1,000.00000000     0.87004975     4.89358209      5.76363184     999.12995025        B5        5.872289 %
B6      36242DYU1       1,000.00000000     0.87005919     4.89357368      5.76363287     999.12994081        B6        5.872289 %
TOTALS                  1,000.00000000    24.69383305     3.04619112     27.74002417     976.17583826
---------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA4     36242DYB3        1,000.00000000    0.00000000      3.42500000     3.42500000    973.66292072        IA4        4.110000 %
IIA2    36242DYF4        1,000.00000000    0.00000000      5.00000000     5.00000000    994.94829290        IIA2       6.000000 %
IIIA2   36242DYJ6        1,000.00000000    0.00000000      4.30000000     4.30000000    944.15704221        IIIA2      5.160000 %
AX      36242DYL1        1,000.00000000    0.00000000      6.66666667     6.66666667    992.87753722        AX         8.000000 %
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               Yanilka Fernandez
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-4506
                              Fax: (212) 623-6214
                      Email: yanilka.x.fernandez@chase.com
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Group of Mortgage Loans
                                        Group 1 Mortgage Loans                                                      128,018,546.46
                                        Group 2 Mortgage Loans                                                      152,355,474.15
                                        Group 3 Mortgage Loans                                                       12,914,035.63
                                        Group 4 Mortgage Loans                                                        1,180,885.93

Sec. 4.01(iii)  Available Distribution                                                                                8,658,205.85
                                        Aggregate Principal Distribution Amount                                       7,186,692.60
                                        Principal Prepayment Amount                                                   6,924,033.96

Sec. 4.01(v)    Unscheduled Principal By Categories
                                        Payoffs                                                                       6,901,080.44
                                        Principal Prepayments                                                            22,953.52
                                        Liquidation Proceeds                                                                  0.00
                                        Condemnation Proceeds                                                                 0.00
                                        Insurance Proceeds                                                                    0.00

Sec. 4.01(vi)   Interest Payment
                          Class IA1
                                                Accrued and Paid for Current Month                                       60,348.75
                                                Accrued and Paid from Prior Months                                            0.00
                          Class IA2
                                                Accrued and Paid for Current Month                                      290,725.00
                                                Accrued and Paid from Prior Months                                            0.00
                          Class IA3
                                                Accrued and Paid for Current Month                                       56,013.02
                                                Accrued and Paid from Prior Months                                            0.00
                          Class IA4
                                                Accrued and Paid for Current Month                                       79,658.65
                                                Accrued and Paid from Prior Months                                            0.00
                          Class IA5
                                                Accrued and Paid for Current Month                                       57,090.00
                                                Accrued and Paid from Prior Months                                            0.00
                          Class IA6
                                                Accrued and Paid for Current Month                                            0.00
                                                Accrued and Paid from Prior Months                                            0.00
                          Class IIA1
                                                Accrued and Paid for Current Month                                      371,875.00
                                                Accrued and Paid from Prior Months                                            0.00
                          Class IIA2
                                                Accrued and Paid for Current Month                                      153,125.00
                                                Accrued and Paid from Prior Months                                            0.00
                          Class IIA3
                                                Accrued and Paid for Current Month                                            0.00
                                                Accrued and Paid from Prior Months                                            0.00
                          Class IIIA1
                                                Accrued and Paid for Current Month                                       31,173.73
                                                Accrued and Paid from Prior Months                                            0.00
                          Class IIIA2
                                                Accrued and Paid for Current Month                                       56,639.60
                                                Accrued and Paid from Prior Months                                            0.00
                          Class AX
                                                Accrued and Paid for Current Month                                          848.04
                                                Accrued and Paid from Prior Months                                            0.00
                          Class B1
                                                Accrued and Paid for Current Month                                       26,577.00
                                                Accrued and Paid from Prior Months                                            0.00
                          Class B2
                                                Accrued and Paid for Current Month                                        9,596.30
                                                Accrued and Paid from Prior Months                                            0.00
                          Class B3
                                                Accrued and Paid for Current Month                                        5,906.54
                                                Accrued and Paid from Prior Months                                            0.00
                          Class B4
                                                Accrued and Paid for Current Month                                        3,689.75
                                                Accrued and Paid from Prior Months                                            0.00
                          Class B5
                                                Accrued and Paid for Current Month                                        2,950.83
                                                Accrued and Paid from Prior Months                                            0.00
                          Class B6
                                                Accrued and Paid for Current Month                                        2,954.73
                                                Accrued and Paid from Prior Months                                            0.00


Sec. 4.01(vii)  Servicing Fees
                                        Servicer Fee Paid                                                                63,407.21

Sec. 4.01(viii) Monthly Advances
                                        Current Period Advances                                                       1,340,838.61
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                               1,340,838.61

Sec. 4.01(ix)   Advances by Master Servicer or Securities Administrator
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00


Sec. 4.01(xi)                           Number of Outstanding Mortgage Loans                                                   638
                                        Balance of Outstanding Mortgage Loans                                       294,468,942.17


Sec. 4.01(xii)                              Number and Balance of Delinquent Loans
                                             Group Totals
                                                                                       Principal
                                             Period                Number                Balance              Percentage
                                            0-29 days                 635           293,088,344.95                 99.53 %
                                            30-59 days                  3             1,380,597.25                  0.47 %
                                            60-89 days                  0                     0.00                  0.00 %
                                            90-119 days                 0                     0.00                  0.00 %
                                            120+days                    0                     0.00                  0.00 %
                                             Total                    638           294,468,942.20                100.00 %

Sec. 4.01(xii)                              Number and Balance of Loans in Bankruptcy
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                0                    0.00                  0.00 %

Sec. 4.01(xii)                              Number and Balance of Loans in Foreclosure
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                0                    0.00                  0.00 %


Sec. 4.01(xiii)                             Number and Balance of REO Loans
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                0                    0.00                  0.00 %

Sec. 4.01(xv)                           Aggregate Principal Payment
                                                     Scheduled Principal                                                262,658.64
                                                     Payoffs                                                          6,901,080.44
                                                     Prepayments                                                         22,953.52
                                                     Liquidation Proceeds                                                     0.00
                                                     Condemnation Proceeds                                                    0.00
                                                     Insurance Proceeds                                                       0.00
                                                     Realized Losses                                                          0.00

                                                     Realized Losses Group 1                                                  0.00
                                                     Realized Losses Group 2                                                  0.00
                                                     Realized Losses Group 3                                                  0.00
                                                     Realized Losses Group P                                                  0.00
                                                     Realized Gains                                                           0.00

                                                     Realized Gains Group 1                                                   0.00
                                                     Realized Gains Group 2                                                   0.00
                                                     Realized Gains Group 3                                                   0.00
                                                     Realized Gains Group P                                                   0.00

Sec. 4.01(xvi)                          Aggregate Amount of Mortgage Loans Repurchased                                        0.00

Sec. 4.01(xvii)                         Aggregate Amount of Shortfall Allocated for Current Period                            0.00
                                                              Class IA1                                                       0.00
                                                              Class IA2                                                       0.00
                                                              Class IA3                                                       0.00
                                                              Class IA4                                                       0.00
                                                              Class IA5                                                       0.00
                                                              Class IA6                                                       0.00
                                                              Class IIA1                                                      0.00
                                                              Class IIA2                                                      0.00
                                                              Class IIA3                                                      0.00
                                                              Class IIIA1                                                     0.00
                                                              Class IIIA2                                                     0.00
                                                              Class B1                                                        0.00
                                                              Class B2                                                        0.00
                                                              Class B3                                                        0.00
                                                              Class B4                                                        0.00
                                                              Class B5                                                        0.00
                                                              Class B6                                                        0.00
                                                              Class AX                                                        0.00

Sec. 4.01(xix) Group 1
                                        Senior Percentage 1                                                              96.4671 %
                                        Senior Prepayment Percentage 1                                                  100.0000 %

                                        Subordinate Percentage 1                                                          3.5329 %
                                        Subordinate Prepayment Percentage 1                                               0.0000 %

Sec. 4.01(xix) Group 2
                                        Senior Percentage 2                                                              96.4996 %
                                        Senior Prepayment Percentage 2                                                  100.0000 %

                                        Subordinate Percentage 2                                                          3.5004 %
                                        Subordinate Prepayment Percentage 2                                               0.0000 %

Sec. 4.01(xix) Group 3
                                        Senior Percentage 3                                                              96.4976 %
                                        Senior Prepayment Percentage 3                                                  100.0000 %

                                        Subordinate Percentage 3                                                          3.5024 %
                                        Subordinate Prepayment Percentage 3                                               0.0000 %


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
